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AGREEMENT, made the    day of MARCH    1998 in the State of FLORIDA between THE LASKO COMPANIES, INC.

whose address is 1351 N.W. 22nd Street, Pompano Beach, FL 33069

STEVEN NEWMAN OR CORPORATION TO BE FORMED     hereinafter called the Transferor, and

whose address is 3311 S.W. 58th STREET, FT. LAUDERDALE, FLORIDA 33312 hereinafter called the Transferee.


SUBJECT MATTER OF SALE

1. The Transferor agrees to sell to the Transferee and the Transferee agrees to buy the following described business: THE TERRACE
OCEANSIDE RESTAURANT located at 1960 SOUTH OCEAN DRIVE, HALLANDALE, FLORIDA 33009, including the stock in trade, fixtures, equipment, accounts receivable, contract rights, lease, good will, licenses, rights under any contract for telephone service or other rental, maintenance or use of equipment, machinery and fixtures at the said premises, more particularly described in Schedule
A hereto attached, free and clear of any debts, mortgages, security interests or other liens or encumbrances except as herein stated. Title shall be closed on the 15 day of JUNE 1998 at 9:00 A.M. at the office of SELLER


PURCHASE PRICE

2. The purchase price to be paid by the Transferee is                                          $90,000.00

TERMS OF PAYMENT

3. The terms of payment are as follows:
      Upon execution of this agreement
       By cash or certified check, receipt of which is hereby acknowledged                      $25,000.00
      TO BE HELD IN ESCROW BY SELLER'S ATTORNEY (312) 726-1224 Gerald Fishman UNTIL CLOSING
      Upon execution and delivery of Bill of Sale
       By cash or certified check                                                              $65,000.00

ADJUSTMENTS

4.  At the closing the following adjustments shall be made: rents, insurance premiums, taxes, electricity, gas, fuel, water, interest on mortgages or other liens.  WHICH SHALL BE TRANSFERRED TO PURCHASER.
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CREDITORS LIST

7. Transferor shall furnish Transferee with a list of Transferor's existing creditors, containing the names and business addresses of all creditors of the Transferor, with the amounts owed to each and also the names of all persons who are known to the Transferor to assert claims against the Transferor even though such claims are disputed. Such list shall be signed and sworn to or affirmed by the Transferor or his agent, and, unless such list is appended hereto, it shall be delivered to Transferee at least 15 days before the closing date; provided that if Transferee takes possession of the goods or pays for them before that date such list shall be furnished at least 15 days before happening of either event.

PRESERVATION OF LIST AND SCHEDULE

8. Transferee shall preserve the list of creditors aforementioned as well as the schedule of property (Schedule A hereof) for a period of 6 months next following the date of transfer of title and shall permit inspection of either or both and copying therefrom at all reasonable hours by any creditor of the Transferor; in lieu thereof, Transferee may file such list and schedule in the Office of the Secretary (Department) of State.

NOTICE TO CREDITORS

9. Transferee shall give notice to creditors of the transfer at least 10 days before taking possession of the goods or paying for them, whichever happens first. Notice shall be given in the form and manner as provided in the Uniform Commercial Code, if applicable.

RESTRICTIVE COVENANT

10. The bill of sale shall contain a covenant by the Transferor and all other persons heretofore active in the said business or in any way interested therein with the Transferor, not to reestablish, re-open, be engaged in, nor in any manner whatsoever become interested, directly or indirectly, either as employee, as owner, as partner, as agent, or as stockholder, director of officer of a corporation, or otherwise, in any retail restaurant similar to the one hereby agreed to be sold, within the area: WITHIN A FIFTY (50) MILE RADIUS OF THE RESTAURANT, provided that such restriction shall apply only to operation of a retail restaurant and shall not apply to catering or provision of any other food related services or products whatsoever for a term of FIVE (5) years from the closing date.

LEASE

11. Transferor further agrees, at the time of closing, to assign and transfer as part of this sale the existing lease or to execute and deliver, or to procure the execution and delivery, to the Transferee of a new lease or an extension of the term of the existing lease, covering the premises used in connection with said business and providing for a continuous term which shall expire on the 30th day of SEPTEMBER 2005. The rent during such term shall not exceed $2000.00 per month. Transferee shall assume full performance of the existing lease, if
assigned. Security in the sum of $     now held by the landlord under the
existing lease, is hereby added to the amount of the purchase price and is to be paid to the Transferor by the Transferee at the closing, less any valid set-off or counterclaim asserted by the landlord. Transferor shall also assign and transfer to the Transferee all of the Transferor's right, title and interest in sold security. Any default on the part of the Transferor with respect to the provisions of this paragraph shall forthwith entitle the Transferee to repayment in full, on demand, of any deposit or payment on account hereunder.

LIQUIDATED DAMAGES

12. Any willful, capricious or other inexcusable default hereunder on the part
of either party shall entitle the aggrieved party to the sum of $          as
liquidated damages for breach of this contract in addition to repayment in full of any sum paid hereunder as aforesaid, said amount being hereby agreed upon by reason of the difficulty in reducing the exact damages actually sustained to a mathematical certainty.

BROKER

13. The parties agree that NO BROKER was involved in this transaction and Transferee hereby indemnifies Transferor from any such claims, if made.

WARRANTIES SURVIVE

14. The warranties and covenants contained herein shall survive the Bill of Sale for a period of six months and become a part thereof and continue in full force as though set forth at length therein.


DEFINITION OF GOODS

16. The term "goods" as defined and used in the Uniform Commercial Code shall apply to this agreement.

CAPTIONS

17. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this agreement nor the intent of any provision thereof.



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     The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.
     The gender and number used in this agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.
     This agreement may not be changed orally.
     IN WITNESS WHEREOF, the Parties have respectively signed and sealed these presents the day and year first above written.

                                      /s/  Steven Newman                    L.S.
                                         -----------------------------------

                                      /s/  Jonathan Lasko                   L.S.
                                         -----------------------------------

                                                                            L.S.
------------------------------------     -----------------------------------
                              Broker

STATE OF FLORIDA     COUNTY OF BROWARD     ss:

JONATHAN LASKO                         being duly sworn deposes and says that:

He is the PRESIDENT OF THE                                           Transferor;

The following is a true and complete list of: the existing creditors of the Transferor, showing their business addresses and the amounts owed to each; the names and addresses of all persons known to the Transferor who have asserted claims which the Transferor disputes.

--------------------------------------------------------------------------------
  Creditor--indicate if a Claimant    Business Address       Amount - indicate
                                                               If disputed
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Sworn and subscribed to before me,       /s/ Jonathan Lasko
this 23rd day of March, 1998                 ------------------------------
----------------------------------           Jonathan Lasko as president

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                                  SCHEDULE A
                          Property to be transferred


TELEPHONE NUMBER (954)-454-9444
COMPUTERS
CREDIT CARD EQUIPMENT
TELEPHONE EQUIPMENT
ALL EXISTING FIXTURES, EQUIPMENT, FURNISHINGS AND KITCHEN EQUIPMENT
LIST OF VENDORS, COPIES OF INVOICES AND ALL
ORIGINAL CONTRACTS
LIQUOR LICENSE APPROVAL FOR NEW OWNER
ALL HOUSEHOLD IMPROVEMENTS
COMPLETE ACCESS BY PURCHASER PRIOR TO CLOSING
MAILING LISTS, MENUS, PROMOTIONAL BROCHURES
AND ADVERTISING COPY
TRANSFER OF UTILITIES AND KASHRUTH SUPERVISION
ALL RIGHTS TO NAME: "TERRACE OCEANSIDE"
AN ADJUSTMENT IN FAVOR OF PURCHASER FOR ALL
OPERATIONAL EXPENSES THROUGH SEPTEMBER 30, 1998.
PURCHASER SHALL HAVE NO PERSONAL LIABILITY UNDER THIS CONTRACT.
SECURING AND MAINTAINING THE CHEF, MR. PAUL WALLIS, FOR 10/1/98 OPENING.

     AT ANY TIME PRIOR TO 6/1/98, PURCHASER SHALL HAVE THE OPTION OF CANCELLING THIS CONTRACT AND SHALL FORFEIT THE DEPOSIT OF $25,000.00.

     THE SUM OF $15,000.00 SHALL BE HELD IN ESCROW BY PURCHASER'S ATTORNEY TO COVER ALL EXPENSES OF CARRYING THE COST OF THE RESTAURANT FROM 6/15/98 THROUGH 9/30/98, WHEN SAID RESTAURANT SHALL REMAIN CLOSED. THE PARTIES SHALL ADJUST SAID COSTS, AFTER THEY ARE DETERMINED, BUT NOT LATER THAN 10/15/98.



                                   Contract
                             for Sale of Business
                                   BULK SALE
                            UNIFORM COMMERCIAL CODE
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                                      To


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